                                                                   EXHIBIT 99.14


                            Agreement of Joint Filing

         Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated May 26, 2006.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:   September 27, 2006


                               BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                               By:  Barington Companies Investors, LLC, its
                                    general partner

                               By: /s/ James A. Mitarotonda
                                   --------------------------
                               Name:  James A. Mitarotonda
                               Title: Managing Member

                               BARINGTON INVESTMENTS, L.P.
                               By: Barington Companies Advisors, LLC, its
                               general partner

                               By: /s/ James A. Mitarotonda
                                   --------------------------
                               Name:  James A. Mitarotonda
                               Title: Managing Member

                               BARINGTON COMPANIES ADVISORS, LLC


                               By: /s/ James A. Mitarotonda
                                   --------------------------
                               Name:  James A. Mitarotonda
                               Title: Managing Member

                               BARINGTON COMPANIES INVESTORS, LLC


                               By: /s/ James A. Mitarotonda
                                   --------------------------
                               Name:  James A. Mitarotonda
                               Title: Managing Member

                               BARINGTON COMPANIES OFFSHORE FUND, LTD.


                               By: /s/ James A. Mitarotonda
                                   --------------------------
                               Name:  James A. Mitarotonda
                               Title: President

                               BARINGTON OFFSHORE ADVISORS, LLC


                               By: /s/ James A. Mitarotonda
                                   --------------------------
                               Name:  James A. Mitarotonda
                               Title: Authorized Signatory


                               BARINGTON CAPITAL GROUP, L.P.
                               By:  LNA Capital Corp., its general
                                    partner

                               By: /s/ James A. Mitarotonda
                                   --------------------------
                               Name:  James A. Mitarotonda
                               Title: President and CEO

                               LNA CAPITAL CORP.


                               By: /s/ James A. Mitarotonda
                                   --------------------------
                               Name:  James A. Mitarotonda
                               Title: President and CEO


                               /s/ James A. Mitarotonda
                                   --------------------------
                               James A. Mitarotonda

STARBOARD VALUE & OPPORTUNITY FUND, LLC                  ADMIRAL ADVISORS, LLC
By: Admiral Advisors, LLC, its managing member           By: Ramius Capital Group, L.L.C., its sole member

PARCHE, LLC                                              RAMIUS CAPITAL GROUP, L.L.C.
By: Admiral Advisors, LLC, its managing member           By: C4S & Co., L.L.C.,
                                                             as managing member

                                                         C4S & CO., L.L.C.


                             By: /s/ Jeffrey M. Solomon
                             --------------------------
                             Name: Jeffrey M. Solomon
                             Title: Authorized Signatory



JEFFREY M. SOLOMON

/s/ Jeffrey M. Solomon
----------------------
Individually and as attorney-in-fact for Peter A.
Cohen, Morgan B. Stark and Thomas W. Strauss

                              RJG CAPITAL PARTNERS, L.P.

                              By: RJG Capital Management, LLC, its
                                  general partner

                              By: /s/ Ronald J. Gross
                                  ------------------------
                              Name:  Ronald J. Gross
                              Title: Managing Member

                              RJG CAPITAL MANAGEMENT, LLC


                              By: /s/ Ronald J. Gross
                                  ------------------------
                              Name:  Ronald J. Gross
                              Title: Managing Member

                              /s/ Ronald J. Gross
                                  ------------------------
                              Ronald J. Gross


                              D.B. ZWIRN SPECIAL
                              OPPORTUNITIES FUND, L.P.

                              By: D.B. ZWIRN PARTNERS, LLC,
                              its general partner

                              BY: ZWIRN HOLDINGS, LLC,
                              its managing member


                              By: /s/ Daniel B. Zwirn
                                  ------------------------
                              Name:  Daniel B. Zwirn
                              Title: Managing Member

                              D.B. ZWIRN SPECIAL OPPORTUNITIES
                              FUND (TE), L.P.

                              By: D.B. ZWIRN PARTNERS, LLC,
                              its general partner

                              BY: ZWIRN HOLDINGS, LLC,
                              its managing member

                              By: /s/ Daniel B. Zwirn
                                  ------------------------
                               Name:  Daniel B. Zwirn
                               Title: Managing Member

                              D.B. ZWIRN SPECIAL
                              OPPORTUNITIES FUND, LTD.

                              By:  D.B. Zwirn & Co., L.P., its manager

                              By:  DBZ GP, LLC, its general partner

                              By:  Zwirn Holdings, LLC, its managing member


                              By: /s/ Daniel B. Zwirn
                                  ------------------------
                              Name:  Daniel B. Zwirn
                              Title: Managing Member


                              HCM/Z SPECIAL OPPORTUNITIES LLC

                              By:  D.B. Zwirn & Co., L.P., its manager

                              By:  DBZ GP, LLC, its general partner

                              By:  Zwirn Holdings, LLC, its managing member


                              By: /s/ Daniel B. Zwirn
                                  ------------------------
                              Name:  Daniel B. Zwirn
                              Title: Managing Member


                              D.B. ZWIRN & CO., L.P.

                              By:  DBZ GP, LLC, its general partner

                              By:  Zwirn Holdings, LLC, its managing member


                              By: /s/ Daniel B. Zwirn
                                  ------------------------
                              Name:  Daniel B. Zwirn
                              Title: Managing Member


                              DBZ GP, LLC

                              By:  Zwirn Holdings, LLC, its managing member

                              By: /s/ Daniel B. Zwirn
                                  ------------------------
                              Name:  Daniel B. Zwirn
                              Title: Managing Member


                              ZWIRN HOLDINGS, LLC


                              By: /s/ Daniel B. Zwirn
                                  ------------------------
                              Name:  Daniel B. Zwirn
                              Title: Managing Member


                              /s/ Daniel B. Zwirn
                                  ------------------------
                              Daniel B. Zwirn